SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF EACH OF THE LISTED FUNDS

Xtrackers Artificial Intelligence and Big Data ETF (XAIX)
Xtrackers Cybersecurity Select Equity ETF (PSWD)
Xtrackers International Real Estate ETF (HAUZ)
Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)
Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)
Xtrackers MSCI Emerging Markets Climate Selection ETF (EMCS)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
Xtrackers MSCI Europe Hedged Equity ETF (DBEU)
Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)
Xtrackers MSCI Japan Hedged Equity ETF (DBJP)
Xtrackers Semiconductor Select Equity ETF (CHPS)
Xtrackers US Green Infrastructure Select Equity ETF (UPGR)
Xtrackers US National Critical Technologies ETF (CRTC)

The following information is added under the “Portfolio Managers” sub-heading of the “MANAGEMENT” section of each fund's summary prospectus and the summary section of each fund’s prospectus.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
The following information is added under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectus.
Daniel Park, Vice President of DBX Advisors LLC, Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined DWS in 2014. Prior to managing the fund, he served as a Portfolio Manager on our Multi-Asset Solutions team.
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Portfolio Engineer, Xtrackers: New York.
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BA in Economics, University of Bonn; MSc in International Business, Maastricht University.
Please Retain This Supplement for Future Reference
December 20, 2024
PROSTKR24-102